                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 15, 2001



                     National City Credit Card Master Trust
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


      United States                 000-26342                   34-0420310
----------------------------  ------------------------   ----------------------
(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
 of Incorporation)                                        Identification Number)

         1900 East 9th Street
            Cleveland, Ohio                                    44114-3484
---------------------------------------                       ------------
(Address of Principal Executive Office)                        (Zip Code)



Registrant's telephone number, including area code (216) 222-2000



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. The Registrant is filing this 8-K/A report to amend the following information included in Exhibit 7.2 - Series 2000-1 Monthly Certificateholders' Statement dated February 15, 2001:
                  Section B - Lines 8(a), 8(b), 8(c), 12(b) and 15(a)

Item 6.           Not Applicable.

Item 7.           Financial Statements and Exhibits.


     Exhibit 7.1 Series 1995-1 Monthly Certificateholders' Statement dated February 15, 2001.

     Exhibit 7.2 Series 2000-1 Monthly Certificateholders' Statement dated February 15, 2001.

Item 8.           Not Applicable.

Item 9.           Not Applicable.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL CITY CREDIT CARD MASTER TRUST



Dated: December 21, 2001               By:  /s/ William F. Smith
                                           ----------------------------
                                       Name: William F. Smith
                                       Title: Administrative Trustee




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                                  EXHIBIT INDEX


Exhibit                             Description
-------                             -----------

7.1  Series 1995-1 Monthly Certificateholders' Statement dated February 15, 2001

7.2  Series 2000-1 Monthly Certificateholders' Statement dated February 15, 2001































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